EXHIBIT 32

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned officer of Washington Trust Bancorp, Inc. (the "Corporation"), hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date: August 13, 2003
                                   John C. Warren
                                   _____________________________________________
                                   John C. Warren
                                   Chairman and Chief Executive Officer


The undersigned officer of Washington Trust Bancorp, Inc. (the "Corporation"), hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Date: August 13, 2003
                                   David V. Devault
                                   _____________________________________________
                                   David V. Devault
                                   Executive Vice President, Treasurer and Chief Financial Officer